Second Quarter 2021 Earnings Presentation August 2021

Important Information Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, contained in this presentation are forward-looking statements, including, but not limited to, statements regarding our strategy, prospects, plans, objectives, future operations, future revenue and earnings, projected margins and expenses, markets for our services, potential acquisitions or strategic alliances, financial position, and liquidity and anticipated cash needs and availability. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would,” and similar expressions or the negatives thereof are intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These forward-looking statements represent our current reasonable expectations and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. We cannot guarantee the accuracy of the forward-looking statements, and you should be aware that results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors including, but not limited to: the existing and potential future adverse impact of the COVID-19 pandemic on Accel Entertainment, Inc.’s (the “Company” or “Accel”) business, operations and financial condition, including as a result the suspensions of all video gaming terminal operations by the Illinois Gaming Board between March 16, 2020 and June 30, 2020 and between November 19, 2020 and January 23, 2021, which suspensions could be reinstated; Accel’s ability to operate in existing markets or expand into new jurisdictions; Accel’s ability to manage its growth effectively; Accel’s ability to offer new and innovative products and services that fulfill the needs of licensed establishment partners and create strong and sustained player appeal; Accel’s dependence on relationships with key manufacturers, developers and third parties to obtain gaming terminals, amusement machines, and related supplies, programs, and technologies for its business on acceptable terms; the negative impact on Accel’s future results of operations by the slow growth in demand for VGTs and by the slow growth of new gaming jurisdictions; Accel’s heavy dependency on its ability to win, maintain and renew contracts with licensed establishment partners; unfavorable economic conditions or decreased discretionary spending due to other factors such as epidemics or other public health issues (including COVID-19), terrorist activity or threat thereof, civil unrest or other economic or political uncertainties, that could adversely affect Accel’s business, results of operations, cash flows and financial conditions and other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission ("SEC"). Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not be relied upon as an accurate prediction of future results. The forward-looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on the Accel. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the sections entitled “Risk Factors” in the Quarterly Reports on Form 10-Q and in the Annual Report on Form 10-K filed by Accel with the SEC, as well as Accel’s other filings with the SEC. Except as required by law, we do not undertake publicly to update or revise these statements, even if experience or future changes make it clear that any projected results expressed in this presentation or future quarterly reports, press releases or company statements will not be realized. In addition, the inclusion of any statement in this presentation does not constitute an admission by us that the events or circumstances described in such statement are material. We qualify all of our forward-looking statements by these cautionary statements. In addition, the industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors including those described in the section entitled “Risk Factors.” These and other factors could cause our results to differ materially from those expressed in this presentation. Industry and Market Data Unless otherwise indicated, information contained in this presentation concerning our industry and the markets in which we operate, including our general expectations and market position, market opportunity, and market size, is based on information from various sources, on assumptions that we have made that are based on those data and other similar sources, and on our knowledge of the markets for our services. This information includes a number of assumptions and limitations, and you are cautioned not to give undue weight to such information. In addition, projections, assumptions, and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the Quarterly Reports on Form 10-Q and in the Annual Report on Form 10-K filed by Accel with the SEC, as well as Accel’s other filings with the SEC. These and other factors could cause results to differ materially from those expressed in the estimates made by third parties and by us. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted EBITDA and Net Debt. Adjusted EBITDA is defined as net (loss) income plus amortization of route and customer acquisition costs and location contracts acquired; change in fair value of contingent earnout shares; change in fair value of warrants; stock-based compensation expense; other expenses, net; tax effect of adjustments; depreciation and amortization of property and equipment; emerging markets; interest expense; and provision for income taxes. Net Debt is defined as Debt, net of current maturities plus Current maturities of debt less Cash and cash equivalents. Management believes that these non-GAAP measures of financial results enhance the understanding of Accel’s underlying drivers of profitability and trends in Accel’s business and facilitate company-to-company and period-to period comparisons, because these non-GAAP financial measures exclude the effects of certain non-cash items or represent certain nonrecurring items that are unrelated to core performance. Management of Accel also believes that these non-GAAP financial measures are used by investors, analysts and other interested parties as measures of financial performance and to evaluate Accel’s ability to fund capital expenditures, service debt obligations and meet working capital requirements. See the slide entitled “Non-GAAP to GAAP Reconciliation” on page 10 for additional information. 2

Accel at a Glance 1. Calculated as Net Video Gaming Revenue in the period divided by the number of operational days. For the year ended December 31, 2020, there was 217 gaming days. For the six months ended June 30, 2021, there was approximately 163 gaming days. 2. Voluntary contract renewal rate for the 3 years ending December 31, 2020. 3. Net Debt is a non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider this non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 “Use of Non-GAAP Financial Measures,” and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 10 "Non-GAAP to GAAP Reconciliation.” Strong Track Record of Growth Disciplined Stewards of Capital As of June 30, 2021, Accel owns and operates 13,177 Video Gaming Terminals (“VGTs”) across 2,527 third-party licensed establishments in Illinois. Accel operates more VGTs than all 10 Illinois casinos combined Average Daily Net Video Gaming Revenue(1) ($ in thousands) 8 Year contracts Average residual contract length: 6.8 years 99% Contract renewal rate(2) Strong backlog of contracted locations waiting to go-live High Quality Service Company in Gaming Vertical Contracted, Recurring Revenue 3 Balance sheet strength Conservative net leverage $167mm Net Debt(3) Recent gaming legislation provided significant embedded opportunity for additional growth $256 $353 $458 $658 $882 $1,125 $1,383 $2,050 2014 2015 2016 2017 2018 2019 2020 2021 YTD

Recent Highlights • Q2 2021 Revenue and Adjusted EBITDA were the highest in Accel’s history − Revenue per location per day increased 35% vs Q2 2019 • Guidance increased based on Q2 2021’s strong results and the strong start to Q3 2021 • All Illinois COVID regions currently in phase 5 – no restrictions on gaming or indoor dining • Closing of Century Gaming acquisition now estimated to be first half of 2022 due to the backlog of licensing applications 4

Q2 2021 Results 5 1. 2021 guidance includes the January 2021 shutdown and assumes no M&A 2. Adjusted EBITDA is a non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider this non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 “Use of Non-GAAP Financial Measures,” and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 10 "Non-GAAP to GAAP Reconciliation.” 3. Presented as cash spend. 4. Net Debt is a non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider this non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 “Use of Non-GAAP Financial Measures,” and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 10 "Non-GAAP to GAAP Reconciliation.” $ in millions Q2 2020 (0 gaming days) Q2 2021 % Change 2021 Guidance(1) Locations 2,335 2,527 +8% 2,590 – 2,615 VGTs 11,108 13,177 +19% 13,555 – 13,680 Revenue $0 $202 n/a $700 - $725 Adj EBITDA(2) ($9) $43 +592% $133 - $138 CapEx(3) $0 $9 n/a $20 - $25 Net Debt(4) $250 $167 -33% $123 - $128

$15 ($9) $23 $5 $26 $43 Q1 Q2 Q3 Q4 2020 2021 $106 – $135 $74 $147 $202 Q1 Q2 Q3 Q4 2020 2021 Accel Quarterly KPIs 1. Hold-per-day (HPD) is calculated by dividing the difference between cash deposited in all VGTs at each licensed establishment and tickets issued to players at each licensed establishment by the number of locations in operation each day during the period being measured. Then divide the calculated amount by the number of operating days in such period. Hold per day for the three months ended March 31, 2020, December 31, 2020, and March 31, 2021 are computed based on 76, 50, and 72, respectively, eligible gaming days (excludes 15, 42, and 18, respectively, non-gaming days due to the IGB mandated COVID-19 shutdowns). 2. Adjusted EBITDA is a non-GAAP financial measure that may not be comparable to other similarly titled measures of other companies. Accel does not consider this non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 “Use of Non-GAAP Financial Measures,” and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 10 "Non-GAAP to GAAP Reconciliation.” End of Period Live Locations / VGTs (#) Location Hold per Day(1) ($) Revenue ($mm) Adjusted EBITDA(2) ($mm) Open Jan 1 – Mar. 16 Open Jan 1 - Mar 16 Open Jan 19 - Mar 31 Open Jan 1 - Mar 16 Open Jan 19 - Mar 31 Open Oct 1 - Nov 19 6 11,108 11,597 12,247 12,720 13,177 2,335 2,363 2,435 2,470 2,527 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 VGTs Locations $572 – $596 $583 $784 $855 Q1 Q2 Q3 Q4 2020 2021 Open Oct 1 - Nov 19

Regulatory Update 7 Illinois: 6th VGT & Increased Bet Limit Software • Legislation allows for the addition of a 6th machine at each location, and up to 10 total machines at certain qualified truck stops • Legislation increases the max bet from $2 to $4, and increases the max payout from $500 to $1,199 • 6th VGT and increased bet limit software installations complete • Location revenue increased 30% - 35% Georgia Expansion • Currently allows coin- operated skill-based games, primarily in convenience stores • On May 20th, Accel purchased Island Games, Inc. a southern Georgia operator with 30 locations • As of July 31st, Accel had ~60 live locations • Georgia Lottery analyzing results of single-load, Visa prepaid card as a redemption option pilot program Pennsylvania Legislation • Senate is expected to reintroduce legislation to expand video gaming to bars, taverns, veteran, fraternal, and other establishments in Pennsylvania during the current session Missouri Legislation • On April 27th, Senate Bill 98 was debated on the Senate floor and defeated by a narrow margin • Accel is working with other stakeholders to garner support to legalize video gaming in preparation for the 2022 legislative session Virginia Legislation • As of July 1st, unregulated games were illegal • Hearings to introduce regulated gaming expected to be held in Q4 2021

Historical Financial Summary 8 $ in millions 1. Cost of Revenue includes Illinois state gaming taxes, Scientific Gaming revenue sharing, Location revenue sharing, ATM and amusement commissions payable to locations, ATM and amusement fees, and licenses and permits for the operation of VGTs and other equipment. 2. Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 “Use of Non-GAAP Financial Measures,” and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 10 "Non-GAAP to GAAP Reconciliation.” 3. Gain (loss) on change in fair value of contingent earnout shares represents a non-cash fair value adjustment at each reporting period end related to the value of these contingent shares. Upon achieving such contingency, shares of Class A-2 common stock convert to Class A-1 common stock resulting in a non-cash settlement of the obligation. 4. Gain (loss) on change in fair value of warrants represents a non-cash fair value adjustment at each reporting period end related to the value of these warrants. Note: Numbers may not total due to rounding. Q2 YTD YoY YoY 2017 2018 2019 2020 2020 2021 Growth 2020 2021 Growth No. of Locations 1,442 1,686 2,312 2,435 2,335 2,527 8% 2,335 2,527 8% No. of VGTs 6,439 7,649 10,499 12,247 11,108 13,177 19% 11,108 13,177 19% Net Video Gaming Revenue 240 322 411 301 -- 194 102 335 230% Other Revenue 8 13 18 16 0 8 1889% 5 14 169% Gross Revenues 248 335 429 316 0 202 53191% 107 349 227% % YoY Growth 43% 35% 28% (26%) 53191% 227% Less: Cost of Revenue(1) (157) (217) (282) (211) (1) (136) 25517% (71) (235) 229% Gross Profit 91 118 147 105 (0) 66 (43942%) 36 114 221% % Margin 37% 35% 34% 33% (40%) 33% 33% 33% Less: G&A Expenses (45) (54) (69) (77) (10) (26) 163% (32) (51) 59% EBITDA 46 63 77 28 (10) 40 (498%) 4 64 1620% Adjusted EBITDA(2) 47 64 80 34 (9) 43 (592%) 6 69 1029% % Margin 19% 19% 19% 11% (2307%) 21% 6% 20% % YoY Growth 36% 25% (57%) (592%) 1029% Less: D&A of Property & Equipment (17) (21) (26) (21) (5) (6) (10) (12) Less: Amortization of Op Routes (10) (15) (18) (23) (6) (6) (11) (12) EBIT 20 28 33 (16) (21) 28 (17) 39 Less: Other Expenses, net (1) (3) (20) (9) (3) (3) (4) (5) Less: Interest Expense, net (8) (10) (13) (14) (2) (3) (7) (7) Less: Income tax benefit (expenses) (2) (4) (5) 17 5 (6) 5 (8) Less: Gain (loss) on change in fair value contingent earnout shares (3) -- -- (10) 8 (7) (3) 10 (6) Less: Gain (loss) on change in fair value of warrants (4) -- -- (21) 13 (18) -- 14 -- Less: Loss on debt extinguishment -- -- (1) -- -- -- -- -- Reported Net Income (Loss) 8 11 (37) (0) (47) 12 1 14 Adjusted Net Income 17 23 23 6 (14) 26 (7) 37 Twelve Months Ended Three Months Ended Six Months Ended December 31, June 30, June 30,

Accel Balance Sheet 9 Note: Numbers may not total due to rounding. $ in millions December 31, 2020 June 30, 2021 Assets Current Assets: Cash and cash equivalents $134 $179 Other current assets $18 $17 Total current assets $152 $196 Property and equipment, net $144 $145 Route and customer acquisition costs, net $15 $16 Location contracts acquired, net $168 $158 Goodwill $46 $46 Investment in convertible notes $30 $38 Deferred income tax asset $4 – Other assets $2 $3 Total assets $560 $601 Liabilities and Stockholders' Equity Current liabilities: Short Term Debt and Current Maturities $18 $18 Accrued state and location gaming expense – $13 Other Current Liabilities $34 $27 Total current liabilities $52 $58 Long-term liabilities: Long-term debt $322 $327 Contingent earnout share liability $33 $39 Other liabilities $25 $25 Total liabilities $432 $449 Total stockholders' equity $128 $152 Total liabilities and stockholders' equity $560 $601

Non-GAAP to GAAP Reconciliation 10 1. Stock-based compensation consists of options, restricted stock units and warrants. 2. Loss (gain) on change in fair value of contingent earnout shares represents a non-cash fair value adjustment at each reporting period end related to the value of these contingent shares. Upon achieving such contingency, shares of Class A-2 common stock convert to Class A-1 common stock resulting in a non-cash settlement of the obligation. 3. Loss (gain) on change in fair value of warrants represents a non-cash fair value adjustment at each reporting period end related to the value of these warrants. 4. Emerging markets consist of the results, on an adjusted EBITDA basis, for non-core jurisdictions where our operations are developing. Markets are no longer considered emerging when Accel has installed or acquired at least 500 gaming terminals in the jurisdiction, or when 24 months have elapsed from the date Accel first installs or acquires gaming terminals in the jurisdiction, whichever occurs first. 5. Calculated by excluding the impact of the non-GAAP adjustments from the current period tax provision calculations. Note: With respect to Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures" under Important Information. Numbers may not total due to rounding. $ in millions Standalone Accel 2017 2018 2019 2020 2020 2021 2020 2021 Reported Net Income (Loss) 8 11 (37) (0) (47) 12 1 14 (+) Amortization of Op Routes 10 15 18 23 6 6 11 12 (+) Stock Based Comp(1) 1 0 2 6 1 2 2 4 (+) (Gain) loss on change in fair value of contingent earnout shares (2) – – 10 (8) 7 3 (10) 6 (+) (Gain) loss on change in fair value of warrants(3) – – 21 (13) 18 – (14) – (+) Other Expenses, net 1 3 20 9 3 3 4 5 (+) Tax effect of adjustments(5) (3) (6) (11) (10) (2) (1) (2) (4) Adjusted Net Income 17 23 23 6 (14) 26 (7) 37 (+) D&A of Property & Equipment 17 21 26 21 5 6 10 12 (+) Interest Expense, net 8 10 13 14 2 3 7 7 (+) Emerging Markets(4) – – – 1 – 1 – 1 (+) Income Tax (Benefit) Expense 5 10 17 (7) (3) 7 (3) 12 (+) Loss on debt extinguishment – – 1 – – – – – Adjusted EBITDA 47 64 80 34 (9) 43 6 69 Twelve Months Ended Three Months Ended Six Months Ended December 31, June 30, June 30, March 31, June 30, Sep. 30, Dec. 31, March 31, June 30, Standalone Accel 2020 2020 2020 2020 2021 2021 Reported Net Income (Loss) 48 (47) 7 (9) 2 12 (+) Amortization of Op Routes 6 6 6 6 6 6 (+) Stock Based Comp (1) 1 1 2 1 2 2 (+) (Gain) loss on change in fair value of contingent earnout shares (2) (17) 7 4 (2) 3 3 (+) (Gain) loss on change in fair value of warrants (3) (33) 18 2 (0) – – (+) Other Expenses, net 1 3 1 3 2 3 (+) D&A of Property & Equipment 5 5 5 6 6 6 (+) Interest Expense, net 4 2 3 4 3 3 (+) Emerging Markets (4) – – 0 0 1 1 (+) Income Tax (Benefit) Expense (0) (5) (7) (5) 2 6 (+) Loss on Debt Extinguishment – – – – – – Adjusted EBITDA 15 (9) 23 5 26 43 Three Months Ended Three Months Ended June 30, 2020 2021 Debt, net of current maturities 381 327 (+) Current maturities of debt 18 18 (-) Cash and cash equivalents (149) (179) Net Debt 250 167